Exhibit 99.1

Harley-Davidson Motorcycle Trust 2005-1

$437,000,000.00 3.28% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$249,200,000.00 3.76% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$43,800,000.00 3.66% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Monthly Report

For the Distribution Date:	July 15, 2005

A. Calculation of the Monthly Principal
	1.	A.	Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Payment Date Occurs, plus	$652,789,730.45

		B.	Prefunded Amount on such day referred to in 1.A. above	$0.00

			Sum of 1.A and 1.B	$652,789,730.45

	2.	A.	Principal Balance of the Contracts as of the first day of the Due Period in which the Payment Date occurs, plus	$633,110,319.86

		B.	Pre-Funded Amount as of the first day of the Due Period in which such Payment Date occurs, plus	$0.00

		C.	The Special Mandatory Redemption Amounts, if any, paid during such Due Period or payable on such Payment Date	$0.00

			Sum of 2.A, 2.B, and 2.C	$633,110,319.86

B.	Calculation of Principal Distributable Amount (as defined in Article I of the Sale and Servicing Agreement), (from A, 1 minus 2)			$19,679,410.59

C.	Available interest amount			$5,643,750.36

D.	Calculation of Note Monthly Principal Distributable Amount

	1.	A.	Class A Note Percentage for such Distribution Date
			a. For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-1 Notes is reduced to zero	94.00%

			b. On the Distribution Date on which the principal amount of the Class A-1 Notes is reduced to zero, 94% until the principal amount of the Class A-2 Notes has been reduced to zero	94.00%

			c. After the principal amount of the Class A-2 Notes have been reduced to zero	0.00%

		B.	Class B Note Percentage for such Distribution Date

			a. For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-1 Notes is reduced to zero	6.00%

			b. On the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 6% until the principal amount of the Class A-2 Notes has been reduced to zero	6.00%

			c. After the principal amount of the Class A-2 Notes has been reduced to zero	100.00%
				$19,679,410.59
	2.	Principal Distributable Amount (from B)

	3.	Note Monthly Principal Distributable Amount

		a. Class A-1 Notes (D.2. less A.2.C. multiplied by D.1.A.a. until the amount of Class A-1 Notes Principal Balance is zero)	$18,498,645.95

		b. Class A-2 Notes (D.2 less A.2.C. multiplied by D.1.A.b. until the amount of Class A-2 Notes Principal Balance is zero)	$0.00

		c. Class B Notes (D.2. less A.2.C multiplied by D.1.B.a. until the amount of Class A-2 Notes Principal Balance is zero)	$1,180,764.64

		d. Note Principal Carryover Shortfall	$0.00

		e. Special Mandatory Redemption Amounts (from Pre-Funding Account as defined in Article I of the Sale and Servicing Agreement) due to Class A-1 Notes	$0.00

		f. Note Monthly Principal Distributable Amount (the sum of items 3.a, 3.b, 3.c, 3.d and 3.e)	$19,679,410.59

E.	Calculation of Note Monthly Interest Distributable Amount
	1.	Class A-1 Interest Rate	3.28%

	2.	Class A-2 Interest Rate	3.76%

	3.	Class B Interest Rate	3.66%

	4.	One-twelfth of the Class A-1 Interest Rate times the Class A-1 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date	$996,087.75

	5.	One-twelfth of the Class A-2 Interest Rate times the Class A-2 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date	$780,826.67

	6.	One-twelfth of the Class B Interest Rate times the Class B Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date	$119,460.52

	7.	Interest Carryover Shortfall for such Distribution Date	$0.00

	8.	Note Monthly Interest Distributable Amount (the sum of items 4, 5, 6)	$1,896,374.94

F.	Calculation of Note Monthly Distributable Amount (sum of D.3.f plus E.8)		$21,575,785.53

F1.	The remaining Class A-1 Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date
			$345,923,700.67
F2.	The remaining Class A-2 Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date		$249,200,000.00

F3.	The remaining Class B Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date		$37,986,619.19

G.	Fees

	1.	The Monthly Servicing Fee for such Payment Date (1/12 of the product of 1% and the Principal Balance of the Contracts as of the beginning of the related Due Period)	$543,991.44

	2.	The Indenture Trustee Fee for such Payment Date excluding expense component (1/12 of the product of .001850% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however, in no event shall such fee be less than $200.00 per month)		$1,006.38

H.	Calculation of the Available Funds for Such Payment Date

	1.	The amount of funds deposited into the Collection Account pursuant to Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

		a.	All amounts received by the Servicer with respect to the Contracts:
			(i) Principal	$18,624,241.90
			(ii)Interest & Fees	$5,643,750.36

		b.	All Net Liquidation Proceeds	$380,122.77

		c.	The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale and Servicing Agreement	$13,940.85

		d.	All Advances made by Servicer pursuant to Section 7.03 (a) of the Sale and Servicing Agreement	$538,008.57

		e.	All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale and Servicing Agreement	$0.00

		f.	All amounts obtained from the Indenture Trustee in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) of the Sale and Servicing Agreement	$0.00

		g.	All amounts obtained from the Pre-Funding Account in respect of Mandatory Redemption amounts pursuant to Section 7.07(c) of the Sale and Service Agreement	$0.00

		h.	All amounts received in respect of interest, dividends, gains, income, and earnings on investment of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale and Servicing Agreement.	$64,634.26

		i.	Total amount of funds deposited into the Collection Account pursuant to Section 5.05 (b) (the sum of a. through h.)	$25,264,698.71

	2.

The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (ii) through (iv) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

		a.	Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03(a) of the Sale and Servicing Agreement	$479,884.65

		b.	Amounts to be paid to the Servicer in respect of the Monthly Servicing Fee for the related Due Period	$543,991.44

		c.	Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee’s Fee for the related Due Period	$1,006.38

		d.	Other amounts required or authorized to be withdrawn from the Collection Account pursuant to the Sale and Servicing Agreement Specify: Excess Funds	$2,664,030.71

		e.	Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing Agreement with respect to the related Due Period (sum of a. through d.)	$3,688,913.18

	3. The Available Funds for such Distribution Date (1.i minus 2.e)		$21,575,785.53

	4. The Available Funds otherwise distributable to the Class B Noteholders that will be distributed to the Class A Noteholders on such Distribution Date		$0.00

I.	The shortfall of Available Funds for such Payment Date to pay the Note Distributable Amount (the Available Funds for such Distribution Date minus the sum of the Note Distributable Amounts set forth in F.)		$0.00

J.	The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the Note Distributable Amount for such Distribution Date		$424,592.10

K.	Interest Earnings on the Reserve Fund		$31,003.89

L.	1. The amount to be deposited in the Reserve Fund on such Payment Date		$0.00
	2. The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals therefrom on such Distribution Date		$12,662,206.40

M.

The Specified Reserve Fund Amount for such distribution Date will be an amount equal to the greater of (a) 2.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period; provided, however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three (3) consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period and (b) 1.00% of the aggregate of the Initial Class A-1 Note Balance, Initial Class A-2 Note Balance and Initial Class B Note Balance; provided, however in no event shall the Specified Reserve Fund Balance be greater than the aggregate outstanding principal balance of the Securities.

			$12,662,206.40

N.	The Pool Factor
	1. Class A-1 Note Factor immediately before such Distribution Date		83.3918413%

	2. Class A-2 Note Factor immediately before such Distribution Date		100.0000000%

	3. Class B Note Factor immediately before such Distribution Date		89.4232508%

	4. Class A-1 Note Factor immediately after such Distribution Date		79.1587416%

	5. Class A-2 Note Factor immediately after such Distribution Date		100.0000000%

	6. Class B Note Factor immediately after such Distribution Date		86.7274411%

O.	Delinquent Contracts
	1. 30-59 Days	1,016	$13,755,932.07

	2. 60-89 Days	261	$3,884,940.19

	3. 90 or More Days	166	$2,484,824.62

P.	Liquidated Contracts
	1. Total Liquidated Contracts	57	$1,097,256.74

	2. Liquidation Proceeds for the Due Period		$380,122.77

	3. Liquidation Expenses for the Due Period		$0.00

	4.	Net Liquidation Proceeds for the Due Period	$380,122.77

	5.	Net Liquidation Losses for the Due Period	$717,133.97

Q.	Advances
	1.	Unreimbursed Advances Prior to Such Distribution Date	$479,884.65

	2.	Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed Advances	$479,884.65

	3.	Amount of Delinquent Interest for such Distribution Date	$538,008.57

	4.	Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required by Section 7.03 of the Sale and Servicing Agreement)	$538,008.57

	5.	Total of unreimbursed Advances after new Advances on such Distribution Date	$538,008.57

R.	Repurchased Contracts
	1.	Number of Contracts to be repurchased by the Seller pursuant to Section 7.08 of the Sale and Servicing Agreement	1

	2.	Principal Amount of such Contracts	13,360.49

	3.	Related Repurchase Price of such Contracts	13,940.85

S.	Contracts

	1.	Number of Contracts as of beginning of Due Period	46,370

	2.	Principal Balance of Contracts as of beginning of Due Period	$652,789,730.45

	3.	Weighted average Contract Rate of the Contracts as of the beginning of the Due Period	10.63%

	4.	Number of Contracts as of end of Due Period	45,362

	5.	Principal Balance of Contracts as of end of Due Period	$633,110,319.86

	6.	Weighted average Contract Rate of the Contracts as of the end of the Due Period	10.63%

	7.	Prefunded Amount as of the Beginning of the Due Period	$0.00

	8.	Prefunded Amount as of the End of the Due Period	$0.00

T. Interest Reserve Account
	1.	Interest Reserve Amount as of the previous Distribution Date	$0.00

	2.	Interest received into the Interest Reserve Account	$0.00

	3.	Carrying Charges, if any, to be paid on upcoming Distribution Date	$0.00

	4.	Excess Funds remitted to Trust Depositor	$0.00

	5.	Interest Reserve Amount as of upcoming Distribution Date	$0.00

U.	Ratios

	1.	Cumulative Loss Ratio
		A.	The aggregate Net Liquidation Losses for all Contracts since the Cutoff Date through the end of the related Due Period.	$944,639.24

		B.	The sum of the Principal Balance of the Contracts as of the Cutoff Date plus the Principal Balance of any Subsequent Contracts as of the related Subsequent Cutoff Date.	$730,000,000.00

		C.	The Cumulative Loss Ratio for such Distribution Date (the quotient of A. divided by B., expressed as a percentage).	0.13%

	2.	Average Delinquency Ratio for such Distribution Date
		A.	The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the Due Period.)	$6,369,764.81

		B.	The Delinquency Ratio (the fraction, expressed as a percentage, computed by dividing (x) the Delinquency Amount during the immediately preceding Due Period by (y) the Principal Balance of the Contracts as of the beginning of the related Due Period) for such Distribution Date.	0.98%

		C.	The Delinquency Ratio for the prior Distribution Date.	0.75%

		D.	The Delinquency Ratio for the second prior Distribution Date.	0.37%

		E.	The Average Delinquency Ratio (the arithmetic average of B. through D.)	0.70%

	3.	Average Loss Ratio for such Distribution Date
		A.	Net Liquidation Losses	$717,133.97

		B.	The Loss Ratio (the fraction, expressed as a percentage, derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period) for such Distribution Date	1.32%

		C.	The Loss Ratio for the prior Distribution Date.	0.31%

		D.	The Loss Ratio for the second prior Distribution Date.	0.08%

		E.	The Average Loss Ratio (the arithmetic average of B. through D.)	0.57%

	4.	Computation of Reserve Fund Trigger Events:
		A.

Average Delinquency Ratio (if Average Delinquency Ratio >or= (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to , and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third anniversary date of the Closing Date, then a Reserve Fund Trigger Event)

				0.70%

		B.	Average Loss Ratio (if Average Loss Ratio >or= (i) 3.00% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the second anniversary of the Closing Date or (ii) 2.75% with respect to any Distribution Date which occurs following the second anniversary of the Closing Date, then a Reserve Fund Trigger Event)	0.57%

		C.

Cumulative Loss Ratio (if Cumulative Loss Ratio >or= (i) 1.25% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 2.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, (iii) 2.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.75% following the third anniversary of the Closing Date, then a Reserve Fund Trigger Event).

				0.13%

HARLEY-DAVIDSON CREDIT CORP.

CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is the Vice President and Treasurer of Harley-Davidson Credit Corp., a Nevada corporation (the “Servicer”), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 9.02 of the Sale and Servicing Agreement (the “Agreement”) dated as of February 1, 2005 by and among Harley-Davidson Customer Funding Corp., as Trust Depositor, the Servicer and BNY Midwest Trust Company, as Trustee of Harley-Davidson Motorcycle Trust 2005-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.             The Monthly Report for the period from June 1, 2005 to June 30, 2005 attached to this certificate is complete and accurate in accordance with the requirements of Sections 9.01 and 9.02 of the Agreement; and

2.  As of the date hereof, no Event of Termination event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of July, 2005.

HARLEY-DAVIDSON CREDIT CORP.

By:	/s/	Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer